Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 29, 2024

/s/ Jonathan S. Horwitz

______________________

Jonathan S. Horwitz Principal Executive Officer

Section 906 Certifications

I, Jeffrey White, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 29, 2024

/s/ Jeffrey White

______________________

Jeffrey White Principal Financial Officer

Attachment A

Period (s) ended June 30, 2024

Putnam International Equity Fund

Putnam International Value Fund

Putnam Small Cap Growth Fund

Putnam Sustainable Leaders Fund

Putnam VT Diversified Income Fund

Putnam VT Core Equity Fund

Putnam VT Emerging Markets Equity Fund

Putnam VT Focused International Equity Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT Government Money Market Fund

Putnam VT High Yield Fund

Putnam VT Income Fund

Putnam VT International Equity Fund

Putnam VT International Value Fund

Putnam VT Large Cap Growth Fund

Putnam VT Large Cap Value Fund

Putnam VT Mortgage Securities Fund

Putnam VT Research Fund

Putnam VT Small Cap Growth Fund

Putnam VT Small Cap Value Fund

Putnam VT Sustainable Future Fund

Putnam VT Sustainable Leaders Fund